Jun. 22, 2022
American Beacon Garcia Hamilton Quality Bond Fund
Under normal circumstances, the Fund seeks to maintain a weighted-average duration that is 25% above or below the then-current duration of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (“Benchmark”). As of June 15, 2022, the Benchmark’s duration was 6.4 years, which means that the Fund’s duration could be expected to range from 4.8 years to 8.0 years. The Benchmark’s duration is expected to change over time and could be higher or lower at a future date, and the Fund’s duration may change accordingly. Duration is an indicator of a bond’s price sensitivity to a change in interest rates. For example, a duration of eight years means that a security’s price would be expected to decrease by approximately 8% with a 1% increase in interest rates. The Fund may invest in securities of any maturity, but typically invests in securities with maximum maturities of up to 30 years.